This Supplement is filed pursuant to Rule 497(d) with regard to
                            Defined Asset Funds(SM)
                              Equity Investor Fund
                   Cohen & Steers Realty Majors(SM)Portfolio

The text of the supplement to the Prospectus dated July 13, 1999 is as follows:

                        Supplement dated October 1, 1999
                        to Prospectus dated July 13, 1999
                             Defined Asset Funds(sm)
                              Equity Investor Fund
                   Cohen & Steers Realty Majors(sm) Portfolio

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         Effective immediately the applicable sales charge for regular purchases of units of this Series will be as follows:



                                  Sales Charge
                           (Gross Underwriting Profit)
         ---------------------------------------------------------------
                                As Percent of              As Percent of
                               Public Offering              Net Amount
           Units Purchased          Price                    Invested
         ---------------------------------------------   ---------------
          Less than 250,000          2.00%                     2.041%
          250,000--499,999           1.50                      1.523
          500,000 or more            1.00                      1.01


         Purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsor. To qualify for the reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. Units purchased at these prices will not be eligible for exchange with other Defined Asset Funds.